UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A/A
Amendment No. 1
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SECURITY NATIONAL FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

☒ No fee required.

☐ Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.

☐ Fee paid previously with preliminary materials.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)
Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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May 30, 2019
Sincerely yours,

/s/Scott M. Quist
Scott M. Quist
Chairman of the Board, President, and
Chief Executive Officer

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 28, 2019.

SECURITY NATIONAL FINANCIAL CORPORATION

SECURITY NATIONAL FINANCIAL CORPORATION
ATTN: LAURIE EARL
P.O. BOX 57220
SALT LAKE CITY, UT 84157

E65053-P18355

Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 3, 2019
Date: June 28, 2019 **Time:** 10:00 AM MDT
Location: Valley Center Towers
5373 South Green Street
Classroom No. 237
Salt Lake City, Utah 84123

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 14, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E65054-P18355

Voting Items

The Board of Directors recommends you vote FOR the following:

1. To elect three directors to be voted upon by Class A common stockholders voting separately as a class

   Nominees:

   01) Scott M. Quist
   02) Gilbert A. Fuller
   03) Norman G. Wilbur

   To elect the remaining five directors to be voted upon by Class A and Class C common stockholders together

   Nominees:

   04) John L. Cook
   05) Robert G. Hunter, M.D.
   06) H. Craig Moody
   07) Jason G. Overbaugh
   08) S. Andrew Quist

The Board of Directors recommends you vote FOR the following proposals:

2. To approve, on an advisory basis, the compensation of the Company's Named Executive Officers.

3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2019.

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

E65055-P18355

Voting Items

The Board of Directors recommends you vote FOR the following:

1. To elect the remaining five directors to be voted upon by Class A and Class C common stockholders together

   Nominees:

   04) John L. Cook
   05) Robert G. Hunter, M.D.
   06) H. Craig Moody
   07) Jason G. Overbaugh
   08) S. Andrew Quist

The Board of Directors recommends you vote FOR the following proposals:

2. To approve, on an advisory basis, the compensation of the Company's Named Executive Officers.

3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2019.

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

E65056-P18355